LEGG MASON PARTNERS MONEY MARKET TRUST

WESTERN ASSET MONEY MARKET FUND

WESTERN ASSET GOVERNMENT MONEY MARKET FUND

Supplement dated May 31, 2010 to the Prospectus dated December 29, 2009

Effective as of the date of this Supplement, the manager has agreed to increase the amount of fees forgone and expenses reimbursed with respect to each fund’s Class A and Class I shares, subject to recapture, as described below.

The following replaces the information under Expense limitation in the section entitled More on fund management:

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses for each class of each fund are not expected to exceed the following amounts:

Class	Limit (%)
Class A	0.60
Class I	0.50

With respect to each class, the arrangement is expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. The arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limit described above, or any lower limit then in effect.

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The Securities and Exchange Commission has recently adopted new regulations for money market funds. The Prospectus is amended as follows to reflect these new regulations and other recent developments.

Western Asset Money Market Fund

Principal investment strategies

The first paragraph is revised to read as follows:

The fund is a money market fund which invests in high quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated by one or more rating agencies designated by the fund in the highest short-term rating category or, if not rated by a fund-designated rating agency, are determined by the subadviser to be of equivalent quality.

The third paragraph is revised to read as follows:

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded by a fund-designated rating agency or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

The following is added to Yield risk.

In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

The following is added to Redemption risk:

In addition, the fund may suspend redemptions when permitted by applicable regulations.

Western Asset Government Money Market Fund

Principal investment strategies

The second paragraph is revised to read as follows:

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded by one or more rating agencies designated by the fund or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

The following is added to Yield risk.

In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

The following is added to Redemption risk:

In addition, the fund may suspend redemptions when permitted by applicable regulations.

More on the funds’ investment strategies, investments and risks

The following replaces the sections entitled Minimum credit quality and Maximum maturity:

Credit quality

Each fund invests in securities that, at the time of purchase, are rated by one or more rating agencies designated by the fund (a designated rating agency) in the highest short-term rating category, or if not rated by a designated rating agency, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by a fund, has been determined by the subadviser to present minimal credit risk. If, after purchase, the credit rating on a security is downgraded by a designated rating agency or the credit quality deteriorates, a fund’s subadviser or the Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

Maturity

Each fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. As of the date of this Supplement, each fund maintains a weighted average maturity of not more than 90 days in accordance with applicable regulations. As of June 30, 2010, each fund will be required to maintain a weighted average maturity of 60 days or less. In addition, each fund must comply with rules with respect to the fund’s weighted average life. If, after purchase, the maturity on a security is extended, a fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Liquidity

Each fund must follow strict rules with respect to the liquidity of its portfolio securities, including daily and weekly liquidity requirements. In addition, a fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the subadviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the fund. Securities that are deemed liquid at the time of purchase by a fund may become illiquid following purchase.

Selection process: The first sentence of the second paragraph is revised to read as follows:

Because the funds are subject to maturity limitations on the investments they may purchase, many of their investments are held until maturity.

More on risks of investing in the funds

The following is added to Market and interest rate risk

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities.

The first sentence of Credit Risk is revised to read as follows:

Each fund invests exclusively in securities that are rated by one or more rating agencies designated by the fund, when the fund buys them, in the highest short-term rating categories or, if not rated by a fund-designated rating agency, are, in the subadviser’s opinion, of comparable quality.

The following is added to Yield risk:

The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on a fund’s yield. Under these new regulations, a fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and such a fund may have a lower yield than money market funds with a different shareholder base.

The following is added to Redemption risk:

In addition, a fund may suspend redemptions when permitted by applicable regulations.

The section on Portfolio holdings is revised to read as follows:

Portfolio holdings

A description of the funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI. The funds intend to make complete portfolio holdings information as of the last business day of each month available on the funds’ website at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) no later than five business days after month-end. Such information will remain available until updated holding information is posted. Beginning in October 2010, the previous month’s portfolio holdings information will be available on the funds’ website for at least six months after posting.

Redeeming shares

The second paragraph under Redemption Proceeds is revised to read as follows:

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules or by the order of the Securities and Exchange Commission (“SEC”).

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Western Asset Government Money Market Fund

Purchase and sale of fund shares

The following replaces the last paragraph:

Purchases made by wire are generally effective on the day made, and those made by check on the next business day. Redemption proceeds are normally sent one business day after your request is received, but could take longer. The fund normally closes for business at 12:00 noon (Eastern time), but may close earlier under certain circumstances. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 or the fund at 1-212-857-8181) or by mail (Western Asset Money Market Funds, P.O. Box 55214, Boston, MA 02205-8504).

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Sales charges

The following replaces the information under Class C shares – Money Market Fund:

Class C shares – Money Market Fund

You buy Class C shares of Money Market Fund, which are available to individual investors only through exchanges of Class C shares of other funds sold by the distributor, at net asset value without paying an initial sales charge. However, with respect to shares purchased through exchange, if you redeem your Class C shares within one year of your purchase payment, you will pay a contingent deferred sales charge based on the schedule of the fund that you originally purchased up to 1.00%.

Service Agents receive an annual fee of up to 0.10% of the average daily net assets represented by the Class C shares serviced by them.

Retirement and Institutional Investors – eligible investors

The following replaces the information under Class C (Money Market Fund) – Retirement Plans:

Class C (Money Market Fund) – Retirement Plans

LMIS pays Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund an annual distribution and/or service fee of up to 0.10% of the average daily net assets represented by the Class C shares serviced by them.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please read the SAI for more details.

WASX012506

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